UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2018

ANTERO MIDSTREAM GP LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38075	61-1748605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices)

(Zip Code)

(303) 357-7310

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01                   Entry Into a Material Definitive Agreement.

In connection with the appointment of Peter A. Dea as a member of the board of directors (the “Board”) of AMGP GP LLC (the “General Partner”), the general partner of Antero Midstream GP LP (the “Partnership” and together with the General Partner, the “Companies”), the Companies entered into an Indemnification Agreement with Mr. Dea pursuant to which the Companies will be required to indemnify Mr. Dea to the fullest extent permitted under Delaware law against liability that may arise by reason of his service to the Companies and to advance expenses incurred as a result of any proceeding against him to which he could be indemnified.

The foregoing description is qualified in its entirety by reference to the full text of the Indemnification Agreement, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2018, the Board appointed Peter A. Dea to the Board to serve until his death, resignation or removal. Also effective April 26, 2018, Mr. Dea was appointed to serve on the Board’s Audit Committee. The Board determined that Mr. Dea meets the independence requirements under the rules of the New York Stock Exchange and the Partnership’s independence standards, and that there are no transactions between the Partnership and Mr. Dea that would require disclosure under Item 404(a) of Regulation S-K. There are no understandings or arrangements between Mr. Dea and any other person pursuant to which Mr. Dea was selected to serve as a director of the Board.

Mr. Dea will receive the standard non-employee director compensation for serving on the Board. The specific terms of such compensation are described further in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2017 that was filed with the Securities and Exchange Commission on February 13, 2018.

In connection with his appointment to the Board, the Companies entered into an Indemnification Agreement with Mr. Dea.  The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

Item 7.01.                Regulation FD Disclosure.

A copy of the Partnership’s press release announcing the appointment of Mr. Dea to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.                Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to Antero Midstream GP LP’s Current Report on Form 8-K (Commission File No. 001-38075), filed on April 17, 2018).

99.1	Antero Midstream GP LP press release dated April 30, 2018.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM GP LP

By:	AMGP GP LLC,
its general partner

By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President and Secretary

Dated: April 30, 2018

3